A Strategic Alliance Building Virginia’s Next Great Community Bank Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
The discussions included in this presentation contain “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified by use of words such as “may”, “could”,
“expect”, “believe”, “anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to matters such as Eastern Virginia Bankshares’ intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the company’s operations and business environment, which are difficult to predict and beyond the control of the company. Such risks and uncertainties could cause Eastern Virginia
Bankshares’ actual results to differ materially from those matters expressed or implied in such forward-
looking statements. For an explanation of certain risks and uncertainties associated with forward-
looking statements, please refer to Eastern Virginia Bankshares’ recently filed Registration Statement on
Form S-3 as amended, Annual Report on Form 10-K and other SEC filings.

Important Merger Information
Important Merger Information
Eastern Virginia will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of its common stock to be issued to the shareholders of First Capital in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus that will be sent to the shareholders of Eastern Virginia and First Capital seeking their approval of the proposed merger. The joint proxy statement/prospectus will contain important information about Eastern Virginia, First Capital, and the merger and about the persons soliciting proxies from shareholders in the merger, including the officers and directors of Eastern Virginia and First Capital, and their interests in the merger, such as their stock ownership in First Capital.
Additional information about First Capital’s directors and executive officers is included in First Capital’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission and is available on First Capital’s website at
www.1capitalbank.com and at the First Capital address provided below.
Additional information about Eastern Virginia’s directors and executive officers is included in Eastern Virginia’s Annual Report on Form 10-K for the
year ended December 31, 2008, which was filed with the Securities and Exchange Commission and is available on Eastern Virginia’s website at
www.evb.com and at the Eastern Virginia address provided below.
Eastern Virginia and First Capital urge their shareholders and other investors to read the registration statement on Form S-4 and the joint proxy statement/prospectus included in the registration statement on Form S-4, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about Eastern Virginia, First Capital, and the proposed transaction.
Shareholders and investors may obtain free copies of the joint proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC’s website at
www.sec.gov.
Free copies of the proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:
Eastern Virginia Bankshares, Inc.
330 Hospital Road
Tappahannock, VA 22560
Attention: Cheryl Wood
Telephone Number: (804) 443-8422
First Capital Bancorp, Inc.
4222 Cox Road, Suite 200
Glen Allen, VA 23060
Attention: John Presley
Telephone Number: (804) 273-1254

Transaction Summary
Transaction Summary
Transaction Value:
Exchange Ratio:
$27 million based on Eastern Virginia share price of $8.90
(1)
Fixed at 0.98x exchange ratio
Holding Company: Eight (8) Eastern Virginia board members
Five (5) First Capital board members
Expected Closing: Year End 2009
Consideration Mix:       100% common stock
Pro Forma Ownership:
67% Eastern Virginia / 33% First Capital
( 3.0 million shares issued)
Bank:
Ten (10) EVB board members
Eight (8) First Capital Bank board members
Board Representation
Cost Savings: Identified $2.5 million in pre-tax cost savings
(1) EVBS stock price on 4/2/2009

Transaction Highlights
Transaction Highlights
Adds significant size and scale within the Richmond market
Pro forma franchise would rank 7th in Richmond MSA by deposits
Enhances long-term franchise value
Creates earnings momentum through identifiable synergies
Accretive to earnings
Adds significant management depth
Strong pro forma capital position
Complementary business mix
Retail vs. Commercial
Common community banking philosophy and culture
Low risk transaction
Familiar markets of operation
Extensive due diligence performed by management and third party loan review specialists
Strong IRR in excess of 15%

WESTMORELAND
Montross
Ridge
Louisa
Bowling Green
Occupacia
CAROLINE
Ewell
Cuckoo
ESSEX
Warsaw
Kilmarnock
Heathsville
Beaverdam
Tappahannock
RICHMOND
NORTHUMBERLAND
Jackson
Farnham
Dunnsville
Ashland
Hanover
Lancaster
HANOVER
KING WILLIAM
KING AND QUEEN
LANCASTER
Herry Clay Heights
Janaica
GOOCHLAND
Goochland
King William
Irvington
Glen Allen
Urbanna
Chesapeake Bay
Mechanicsville
White Stone Beach
HENRICO
Saluda
Tuckahoe
Cold Harbor Farms
MIDDLESEX
POWHATAN
New Kent
West Point
Richmond
NEW KENT
VIRGINIA
GLOUCESTER
Mathews
MATHEWS
CHESTERFIELD
Bellwood Manor
Gloucester
Ware Neck
Chesterfield
Charles City
Chester
CHARLES CITY
JAMES CITY
Hopewell
Williamsburg
Gloucester Point
Cape Charles
Petersburg
Prince George
YORK
Yorktown
PRINCE GEORGE
PETERSBURG
Jamestown
Grafton
Surry
Poquoson
Kiptopeke State Park
SURRY
NEWPORT NEWS
Dinwiddie
DINWIDDIE
HAMPTON
Darvills
Hampton
Waverly
Newport News
Wakefield
Smithfield
ISLE OF WIGHT
SUSSEX
Sussex
Isle of Wight
Norfolk
Sturgeonville
Berlin
NORFOLK
PORTSMOUTH
Totaro
VIRGINIA BEACH
BRUNSWICK
Drewryville
Courtland
Suffolk
Chesapeake
Emporia
Powellton
Franklin
SOUTHAMPTON
SUFFOLK
CHESAPEAKE
Lake Drummond

Expanding Richmond Area Footprint
Expanding Richmond Area Footprint
Source: SNL Financial
Pro forma financials estimated at close
Deposit market share excludes Capital One Financial Corporation due to lack of physical branch presence
Data as of 6/30/2008; pro forma for pending and recently completed acquisitions
Pro Forma Deposit Market Share
MSA: Richmond, VA Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Bank of America Corp. (NC) 34 7,516,564 28.99
2 Wells Fargo & Co. (CA) 64 6,197,746 23.90
3 BB&T Corp. (NC) 47 2,986,091 11.52
4 SunTrust Banks Inc. (GA) 46 2,883,220 11.12
5 Union Bankshares Corp. (VA) 47 1,484,446 5.73
6 Franklin Financial Corporation (VA) 7 621,707 2.40
Pro Forma 19 604,244 2.33
7 Village Bank & Trust Finl Corp (VA) 15 448,013 1.73
8 C&F Financial Corp. (VA) 11 379,226 1.46
9 Central Virginia Bankshares (VA) 8 367,085 1.42
10 Community Bankers Trust Corp (VA) 8 361,426 1.39
11 Eastern Virginia Bankshares (VA) 12 306,727 1.18
13 First Capital Bancorp Inc. (VA) 7 297,517 1.15
Top 10 287 23,245,524 89.65
Totals 382 25,929,081 100.00
Eastern Virginia Bankshares, Inc. (25)
First Capital Bancorp, Inc. (7)
Pro Forma Financials
Assets $1.6 B
Loans 1.2
Deposits 1.2
Equity 145 M
Branches 32

Management
Management
Source: SNL Financial
Holding Company
Chairman: W. Rand Cook Current Chairman of Board of Directors of EVBS
Vice-Chairman: Grant S. Grayson Current Chairman of the Board of FCVA
President and
Joe A. Shearin Current President and Chief Executive Officer of EVBS
Chief Executive Officer: Current President and Chief Executive Officer of EVB
Managing Director and John M. Presley Current Chief Executive Officer and Managing Director of FCVA
Chief Financial Officer:
Bank Level
President and Robert G. Watts Current President of FCVA
Chief Executive Officer:
Current Chief Executive Officer and President of First Capital Bank
Chief Operating Officer: Joseph H. James, Jr. Current Executive Vice President of EVB and Chief Operating Officer of EVBS
Current Senior Executive Vice President and Chief Operating Officer of EVB

1.29
0.89
1.31
0.00
0.50
1.00
1.50
2.00
EVBS Stand
Alone
EVBS Pro
Forma
EVBS Pro
Forma
1.72
1.38
0.50
1.00
1.50
2.00
2.50
EVBS Stand Alone EVBS Pro Forma
Asset Quality
Asset Quality
Source: SNL Financial
(1) Assumes write-down of FCVA’s nonaccrual loans
(2) Includes the impact of FAS 141R and FAS 157
(3) Does not include the impact of new accounting guidance under FAS 141R and FAS 157
NPAs / Loans + OREO (%) Reserves / Loans (%)
(1)
(2)
Extensive credit due diligence was conducted by management and third party loan review specialists
(3)

Estimated Capital Ratios at Closing
Estimated Capital Ratios at Closing
As of 12/31/2008, both companies maintained strong capital levels above well capitalized status
Capital levels have since improved as both companies have received TARP funds
EVBS:  $24 million
FCVA:  $11 million
EVBS and FCVA pro forma for TARP
(1) Pro forma capital estimated at close; includes estimated impact of FAS 141R and FAS 157
EVBS Estimated Capital Ratios
Stand Alone Pro Forma (1)
Tang. Common Equity / Tang. Assets 5.93% 5.25% - 6.00%
Leverage Ratio 10.76% 8.75% - 10.25%
Tier 1 Capital Ratio 13.12% 10.75% - 12.20%
Total Capital Ratio 14.15% 11.50% - 13.25%

Pro Forma Loans and Deposits
Pro Forma Loans and Deposits
Source: SNL Financial and company filings
Loan and deposit data as of 12/31/2008
EVBS Stand Alone EVBS Pro Forma
Deposits
Loans
EVBS Stand Alone EVBS Pro Forma
Total: $819M Total: $1.2B
Total: $814M Total: $1.1B
Consumer &
Other
6.5%
Construction
12.6%
Commercial
R.E.
27.1%
Commercial
8.4%
Residential
R.E.
45.4%
Consumer &
Other
5.0% Construction
18.0%
Commercial
R.E.
28.1%
Commercial
10.1%
Residential
R.E.
38.9%
Jumbo Time
Deposits
22.2%
Retail Time
Deposits
31.1%
NOW & Other
Trans Accts
1.3%
MMDA &
Savings
34.3%
Demand
Deposits
11.1%
Jumbo Time
Deposits
26.0%
Retail Time
Deposits
33.7%
NOW & Other
Trans Accts
1.7%
MMDA &
Savings
27.6%
Demand
Deposits
11.0%

Estimated Cost
Savings
Estimated Cost
Savings
Identified revenue enhancements may provide additional earnings accretion
(2)
Cost savings include the potential closure of one branch location
(1) Includes advertising costs, D & O insurance, examination fees, etc.
(2) In order to be conservative, we did not include revenue enhancements in our analysis of the transaction
Pre-Tax Cost
Savings
Category ($000)
Personnel Costs $1,340
Outside Service Fees (Data Processing, etc.) 470
Audit, Tax & Accounting 135
Rent 335
Other (1) 220
Total Estimated Cost Savings $2,500
Percent of FCVA 2008 Expense Base 29%

Virginia Community Banking Landscape
Virginia Community Banking Landscape
Source: SNL Financial
Pro forma financials do not include purchase accounting adjustments
List includes all publicly traded banks and thrifts in Virginia with assets greater than $400 million; Data as of most recent quarter available
Building a strong platform for future growth
Total Total Market
Assets Deposits Cap
Institution Ticker ($M) ($M) ($M)
Union Bankshares Corporation UBSH $3,853 $3,055 $354
TowneBank TOWN 3,134 2,239 455
Hampton Roads Bankshares, Inc. HMPR 3,086 2,296 157
StellarOne Corporation STEL 2,957 2,323 326
Carter Bank & Trust CARE 2,800 2,471 156
Virginia Commerce Bancorp, Inc. VCBI 2,716 2,172 116
First Community Bancshares, Inc. FCBC 2,286 1,631 154
Cardinal Financial Corporation CFNL 1,744 1,180 146
Burke & Herbert Bank & Trust Company BHRB 1,700 1,303 266
Eastern Virginia Bankshares, Inc. EVBS 1,483 1,148 79
Community Bankers Trust Corporation BTC 1,377 1,118 75
Commonwealth Bankshares, Inc. CWBS 1,085 763 34
First Bancorp, Inc. FBLV 999 823 208
Middleburg Financial Corporation MBRG 985 745 57
National Bankshares, Inc. NKSH 935 818 128
C&F Financial Corporation CFFI 856 551 48
Old Point Financial Corporation OPOF 835 647 89
American National Bankshares Inc. AMNB 789 589 92
Access National Corporation ANCX 702 485 51
Valley Financial Corporation VYFC 674 466 22
Highlands Bankshares, Inc. HBKA 673 527 47
Monarch Financial Holdings, Inc. MNRK 597 496 28
Alliance Bankshares Corporation ABVA 573 429 10
Village Bank and Trust Financial Corp. VBFC 572 466 18
First National Corporation FXNC 548 447 48
Chesapeake Financial Shares, Inc. CPKF 538 428 41
Eagle Financial Services, Inc. EFSI 528 387 46
Fauquier Bankshares, Inc. FBSS 515 400 40
Community Financial Corporation CFFC 508 357 17
Central Virginia Bankshares, Inc. CVBK 486 348 10
Bank of Southside Virginia Corporation BSSC 482 420 146
F & M Bank Corp. FMBM 472 342 59
Southern National Bancorp of Virginia, Inc. SONA 432 309 44

A Strategic Alliance Building Virginia’s Next Great Community Bank